UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CANDEL THERAPEUTICS, INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CANDEL THERAPEUTICS
CANDEL THERAPEUTICS, INC. 117 KENDRICK STREET NEEDHAM, MA 02494
Your Vote Counts!
CANDEL THERAPEUTICS, INC.
2022 Annual Meeting
Vote by October 12, 2022
11 :59 PM ET
You invested in CAN DEL THERAPEUTICS, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on October 13, 2022.
Get informed before you vote
View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 29, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
Smartphone users
Point your camera here and vote without entering a
Inumber
Vote Virtually at the Meeting*
October 13, 2022 11:00 AM EST
via internet www.virtualshareholdermeeting.com/CADL2022
for complete information and to vote, visit www.ProxyVote.com Cntrol #
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Board
Voting Items Recommends
1. Election of Directors
Nominees: For
01 Renee Gaeta 02 Gary J. Nabel 03 Joseph C. Papa
2 Ratification of the appointment of KPMG LLP as Candel Therapeutics, Inc.’s independent registered public
For
accounting firm for the fiscal year ending December 31, 2022.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
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